PENN SERIES FUNDS, INC.

Supplement dated November 2, 2026

to the Prospectus dated May 1, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Mid Cap Value Fund

Effective October 28, 2026, Jeff Chen joined Justin Tugman as a portfolio manager of the Mid Cap Value Fund (the “Fund”).

As a result of the foregoing, effective immediately, the information in the Prospectus under the heading entitled “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jeff Chen, CFA, Portfolio Manager at Janus Henderson Investors US LLC, has served as a co-portfolio manager of the Fund since October 2026.

Justin Tugman, CFA, Co-Portfolio Manager at Janus Henderson Investors US LLC, has served as a portfolio manager of the Fund since May 2020.

In addition, effective immediately, the following paragraph is added after the second paragraph under the heading “Management – Sub-Advisers – Janus Henderson Investors US LLC” in the Fund’s Prospectus:

Jeff Chen, CFA, is a Portfolio Manager at Janus and has served as a portfolio manager of the Mid Cap Value Fund since October 2026. He is also Portfolio Manager of other Janus accounts and performs duties as a research analyst on the SMID Value Team. Mr. Chen joined Janus in 2023 as a research analyst. Prior to that, he was an equity analyst at Amundi from 2021 to 2023. Mr. Chen holds a Bachelor of Arts degree from Dartmouth College, triple majoring in Chemistry, Economics, and Russian Area Studies, graduating magna cum laude. He holds the Chartered Financial Analyst designation.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9293 11/26

PENN SERIES FUNDS, INC.

Supplement dated November 2, 2026

to the Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Mid Cap Value Fund

Effective October 28, 2026, Jeff Chen joined Justin Tugman as a portfolio manager of the Mid Cap Value Fund (the “Fund”).

As a result of the foregoing, effective immediately, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – Janus Henderson Investors US LLC,” is hereby deleted and replaced with the following:

Messrs. Coleman, Schaechterle, Tugman and Stutzman did not beneficially own any shares of the Funds as of December 31, 2025. Mr. Chen did not beneficially own any shares of the Funds as of October 28, 2026.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jeff Chen**	0	$0	0	$0	0	$0

**	The information for Mr. Chen is provided as of September 30, 2026.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9294 11/26